UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2017

PennyMac Mortgage Investment Trust

 (Exact name of registrant as specified in its charter)

Maryland	001-34416	27-0186273
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3043 Townsgate Road, Westlake Village, California	91361
(Address of principal executive offices)	(Zip Code)

(818) 224‑7442

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

Repurchase Agreement with JPMorgan Chase Bank, N.A.

On May 23, 2017, PennyMac Mortgage Investment Trust (the “Company”), through two of its wholly-owned subsidiaries, PennyMac Corp. (“PMC”) and PennyMac Operating Partnership, L.P. (“POP,” and together with PMC, the “Sellers”) entered into an amendment (the “JPM Amendment”) to its Master Repurchase Agreement, dated as of October 14, 2016, by and among JPMorgan Chase Bank, N.A. (“JPM”) and the Sellers (the “JPM Repurchase Agreement”), pursuant to which Sellers may sell to, and later repurchase from, JPM newly originated mortgage loans. The mortgage loans are serviced by PennyMac Loan Services, LLC (“PLS”), an indirect controlled subsidiary of PennyMac Financial Services, Inc. (NYSE: PFSI), and the obligations of the Sellers under the JPM Repurchase Agreement are fully guaranteed by the Company.

Pursuant to the terms of the JPM Amendment, the maximum aggregate principal amount provided for in the JPM Repurchase Agreement was increased from $200 million to $500 million. The JPM Repurchase Agreement is committed to October 13, 2017. All other terms of the JPM Repurchase Agreement, including the $50 million committed amount, and the related guaranty remain the same in all material respects.

The foregoing descriptions of the JPM Amendment, JPM Repurchase Agreement and the related guaranty by the Company do not purport to be complete and are qualified in their entirety by reference to (i) the full text of the JPM Amendment, which has been filed with this Current Report on Form 8-K as Exhibit 10.1; (ii) the descriptions of the JPM Repurchase Agreement and the related guaranty in the Company’s Current Report on Form 8-K as filed on October 20, 2016; and (iii) the full text of the JPM Repurchase Agreement and the related guaranty attached thereto as Exhibits 10.1 and 10.2, respectively.

Repurchase Agreement with Bank of America, N.A.

On May 23, 2017, the Company, through PMC and POP, also entered into an amendment (the “BANA Amendment”) to its Master Repurchase Agreement, dated as of July 9, 2014, by and among Bank of America, N.A. (“BANA”), POP and PMC (the “BANA Repurchase Agreement”), pursuant to which POP may sell to BANA, and later repurchase, newly originated mortgage loans. The mortgage loans are serviced by PLS and the obligations of POP under the BANA Repurchase Agreement are fully guaranteed by the Company.

Pursuant to the terms of the BANA Amendment, the term was extended to May 25, 2018, and the maximum aggregate principal amount provided for thereunder was temporarily increased from $550 million to $850 million. The period of the increase runs from May 26, 2017 to and including August 31, 2017. After August 31, 2017, the maximum aggregate principal amount will revert back to $550 million. All other terms and conditions of the BANA Repurchase Agreement, including the $350 million committed amount thereunder, and the related guaranty remain the same in all material respects. The Company, through POP, is required to pay BANA a facility fee relating to the BANA Amendment, as well as all reasonable fees and out-of-pocket expenses incurred by BANA in connection with the preparation of the BANA Amendment.

The foregoing descriptions of the BANA Amendment, BANA Repurchase Agreement and the related guaranty by the Company do not purport to be complete and are qualified in their entirety by reference to (i) the full text of the BANA Amendment, which has been filed with this Current Report on Form 8-K as Exhibit 10.2; (ii) the descriptions of the BANA Repurchase Agreement and the related guaranty in the Company’s Current Report on Form 8-K as filed on July 14, 2014; (iii) the full text of the BANA Repurchase Agreement and the related guaranty attached thereto as Exhibits 10.1 and 10.2, respectively; and (iv) any amendments to the BANA Repurchase Agreement filed thereafter.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 25, 2017, PennyMac Mortgage Investment Trust (the “Company”) held its Annual Meeting of Shareholders (the “Meeting”) in Westlake Village, California for the purpose of: (i) electing three (3) Class II trustees to serve on the Company’s board of trustees (the “Board”) until its 2020 Annual Meeting of Shareholders; (ii) ratifying the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017; (iii) approving, by non-binding vote, the Company’s executive compensation; and (iv) recommending, by non-binding vote, the frequency of the Company’s executive compensation vote.  The total number of common shares of beneficial interest entitled to vote at the Meeting was 66,711,052, of which 57,100,709 shares, or 85.59%, were present in person or by proxy.

Proposal 1:  The election of three (3) Class II trustees to serve on the Board until the 2020 Annual Meeting of Shareholders.

Trustee	Votes For	Votes Withheld	Broker Non-Votes
Preston DuFauchard	38,588,502	975,075	17,537,132
Nancy McAllister	28,788,809	10,774,768	17,537,132
Stacey D. Stewart	28,554,510	11,009,067	17,537,132

All Class II trustee nominees were elected.  The other continuing trustees of the Company are Stanford L. Kurland, David A. Spector, Scott W. Carnahan, Randall D. Hadley and Frank P. Willey.

Proposal 2:  Ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm for the Company for the fiscal year ending December 31, 2017.

Votes For	Votes Against	Abstentions	Broker Non-Votes
55,517,757	1,399,570	183,382	0

Proposal 3:  Approval, by non-binding vote, of the Company’s executive compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
24,020,061	15,075,394	468,122	17,537,132

Proposal 4:  Recommendation, by non-binding vote, of the frequency of the Company’s executive compensation vote.

One Year	Two Years	Three Years	Abstentions
32,571,275	203,221	6,590,236	198,845

Further information regarding these proposals is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on April 14, 2017.

Item 9.01    Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

10.1	First Amendment to Master Repurchase Agreement, dated as of May 23, 2107, by and among PennyMac Corp., PennyMac Operating Partnership, L.P. and JPMorgan Chase Bank, N.A.
10.2	Amendment No. 3 to Master Repurchase Agreement, dated as of May 23, 2017, by and among Bank of America, N.A., PennyMac Operating Partnership, L.P. and PennyMac Mortgage Investment Trust

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNYMAC MORTGAGE INVESTMENT TRUST

Dated: May 30, 2017	/s/ Andrew S. Chang
Andrew S. Chang Senior Managing Director and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amendment to Master Repurchase Agreement, dated as of May 23, 2107, by and among PennyMac Corp., PennyMac Operating Partnership, L.P. and JPMorgan Chase Bank, N.A.
10.2	Amendment No. 3 to Master Repurchase Agreement, dated as of May 23, 2017, by and among Bank of America, N.A., PennyMac Operating Partnership, L.P. and PennyMac Mortgage Investment Trust